Exhibit 21
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant



      As of February 23, 2000, Thermo Instrument Systems Inc. owned the following companies:
                              NAME                               STATE OR JURISDICTION      PERCENT OF
                                                                    OF INCORPORATION        OWNERSHIP
----------------------------------------------------------------------------------------------------------
    Analytical Instrument Development, Inc.                      Pennsylvania                  100
    Eberline Instrument Company Limited                          England                       100
    Eberline Instrument Corporation                              New Mexico                    100
    Epsilon Industrial Inc.                                      Texas                         100
    Gas Tech Inc.                                                California                    100
        Gas Tech Partnership                                     California                    50*
        Gastech Instruments Canada Ltd.                          Canada                        100
    Life Sciences International Limited                          England                       100
        Comdata Services Limited                                 England                       100
           Lipshaw Limited                                       England                       100
           Luckham Limited                                       England                       100
           Phicom Limited                                        England                       100
           Southions Investments Limited                         England                       100
           Sungei Puntar Rubber Estate Limited                   England                       100
           Westions Limited                                      England                       100
           Whale Scientific Limited                              England                       100
        Helmet Securities Limited                                England                       100
           Life Sciences International Kft                       Hungary                       100
           Life Sciences International, Inc.                     Pennsylvania                  100
               LSI (US) Inc.                                     Delaware                      100
           LSI North America Service Inc.                        Delaware                      100
           Life Sciences International Holdings BV               Netherlands                   100
               Life Sciences International (Poland) SP z O.O     Poland                        100
        Britlowes Limited                                        England                       100
        Commendstar Limited                                      England                       100
        Consumer & Video Holdings Limited                        England                       100
           Video Communications Limited                          England                       100
        Greensecure Projects Limited                             England                       100
        Labsystems Europe SA                                     Spain                         100
        Labsystems Ges mbH                                       Austria                       100
        Omnigene Limited                                         England                      58.50
        Shenbridge Limited                                       England                       100
        Southern Instruments Holdings Limited                    England                       100
    Metrika Systems Corporation                                  Delaware                     70.46
    (additionally 8.47% of the shares are owned
    directly by Thermo Electron Corporation)
        Gamma-Metrics Minerals Pty Ltd.                          South Australia               100
        Radiometrie RM GmbH                                      Germany                       100
        Radiometrie S.A.                                         France                        100
        Gamma-Metrics                                            California                    100
        MF Physics Corporation                                   Delaware                      100
        Radiometrie Corporation                                  Delaware                      100
           DMC Mess & Regeltechnik GmbH                          Germany                       100
        Radiometrie U.S.A., Inc.                                 California                    100
        Radiometrie Limited                                      England                       100
    National Nuclear Corporation                                 California                    100
        Thermo Nucleonics LLC
        (additionally, 49% of the shares are owned
        directly by TBA Nucleonics Holding Corporation)          Delaware                       51
        ESM Eberline Instruments Strahlen - und
        Umweltmesstechnik    GmbH                                Germany                       100
    ONIX Systems Inc.                                            Delaware                     80.27
    (additionally, 2.05% of the shares are owned
    directly by Thermo Electron Corporation)
        Brandt Instruments, Inc.                                 Delaware                      100
        CAC Inc.                                                 Delaware                      100
           Flow Automation Inc.                                  Texas                         100
           Lots 82 and 83, Inc.                                  Louisiana                     100
           Mid-South Power Systems, Inc.                         Louisiana                     100
           Mid-South Controls & Services, Inc.                   Louisiana                     100
           Thermo Instrument Controls de Mexico, S.A. de C.V.
           (1% of which shares are owned directly
           by ONIX Systems Inc.)                                 Mexico                        100
           ONIX Process Analysis Inc.                            Texas                         100
        OnIX Holdings Limited                                    England                       100
           CAC UK Limited                                        England                       100
           ONIX Measurement Limited                              England                       100
           ONIX Process Analysis Limited                         England                       100
        Polysonics, Inc.                                         Texas                         100
        TN Spectrace Europe B.V.                                 Netherlands                   100
        TN Technologies Inc.                                     Texas                         100
           Kay-Ray/Sensall, Inc.                                 Delaware                      100
           TN Technologies Canada Inc.                           Canada                        100
        Westronics Inc.                                          Texas                         100
    Optek-Nicolet Holdings Inc.                                  Wisconsin                     100
        Thermo Optek Corporation                                 Delaware                     93.15
        (additionally, 2.01% of the shares are owned
        directly by Thermo Electron Corporation)
           Diametrix Detectors, Inc.                             Delaware                      100
           FI Instruments Inc.                                    Delaware                     100
           Gebruder Haake GmbH                                   Germany                       100
               RHEO S.A.                                         France                        100
               SWO Polymertechnik GmbH                           Germany                       100
           HAAKE Instruments Inc.                                Delaware                      100
           Scintag, Inc.                                         California                    100
           Spectronic Instruments, Inc.                          Delaware                      100
               SLM International Inc.                            Illinois                      100
           Thermo Jarrell Ash Corporation                        Massachusetts                 100
               A.R.L. Applied Research Laboratories S.A.         Switzerland                   100
                  Fisons Instruments (Proprietary) Limited       South Africa                  100
                  Thermo Optek Wissenschaftliche Gerate GesmbH   Austria                       100
               Beijing Baird Analytical Instrument Technology
               Co.    Limited                                    China                         100
           Cahn Instrument Corporation                           Wisconsin                     100
               Mattson Instruments Limited                       England                       100
               Thermo Optek Limited                              England                       100
                  Norlab Instruments Ltd.                        England                       100
                  Thermo Elemental Limited                       England                       100
                  Unicam Limited                                 England                       100
                      Unicam Export Limited                      England                       100
               Unicam Italia SpA                                 Italy                         100
               Unicam S.A.                                       Belgium                       100
           Thermo Instruments Nordic AB                          Sweden                        100
               Thermo Instruments Nordic AS                      Norway                        100
           Nicolet Instrument Corporation                        Wisconsin                     100
               Nicolet Japan K.K.                                Japan                         100
               Spectra-Tech, Inc.                                Wisconsin                     100
           Nicolet Instrument GmbH                               Germany                       100
           Optek Securities Corporation                          Massachusetts                 100
           Planweld Holding Limited                              England                       100
               Nicolet Instrument Limited                        England                       100
                  Hilger Analytical Limited                      England                       100
               Thermo Electron Limited                           England                       100
           Thermo Instrument Systems Japan Holdings, Inc.        Delaware                      100
               Nippon Jarrell-Ash Company, Ltd.                  Japan                         100
           Thermo Instruments (Canada) Inc.                      Canada                        100
               Fisons Instruments Inc.                           Canada                        100
               Unicam Analytical Inc.                            Canada                        100
           Thermo Optek S.A.R.L.                                 France                        100
           Thermo Optek Holding B.V.                             Netherlands                   100
               Baird Europe B.V.                                 Netherlands                   100
                  Baird France S.A.R.L.                          France                        100
           VG Systems Limited                                    England                       100
           VG Elemental Limited                                  England                       100
           Tein Benelux B.V.                                     Netherlands                   100
        Thermo Optek Materials Analysis (S.E.A.) Pte Limited     Singapore                     100
        ThermoSpectra Corporation                                Delaware                     90.35
        (additionally, 9.65% of the shares are owned
        directly by Thermo Electron Corporation)
           Gould Instrument Systems, Inc.                        Ohio                          100
               Gould & Nicolet S.A.
               (additionally, 5% of the shares are owned
               directly by                                       France                         95
               ThermoSpectra Corporation)
           Kevex X-Ray Inc.                                      Delaware                      100
           Neslab Instruments Europa BV                          Netherlands                   100
           Neslab Instruments, Inc.                              New Hampshire                 100
           Nicolet Instrument Technologies Inc.                  Wisconsin                     100
           NORAN Instruments Inc.                                Wisconsin                     100
           ThermoMicroscopes Corp.                               California                    100
               ThermoMicroscopes S.A.                            Switzerland                   100
               PSI Virgin Islands Incorporated                   U.S. Virgin Islands           100
           Sierra Research and Technology, Inc.                  Delaware                      100
           ThermoSpectra  B.V.                                   Netherlands                   100
               Nicolet Technologies B.V.                         Netherlands                   100
                  Bakker Electronics Limited                     England                       100
               NORAN Instruments B.V.                            Netherlands                   100
           ThermoSpectra GmbH                                    Germany                       100
               Gould Nicolet Messtechnik GmbH                    Germany                       100
                  NORAN Instruments GmbH                         Germany                       100
               ThermoMicroscopes GmbH                            Germany                       100
           ThermoSpectra Limited                                 England                       100
               Nicolet Technologies Ltd.                         England                       100
    Spectrace Instruments Inc.                                   California                    100
    TMO THI Acquisition Corp.                                    Delaware                      100
    Thermo Electron Sweden Forvaltning AB                        Sweden                        100
        Spectra-Physics AB                                       Sweden                         99
           Spectra-Physics Holdings USA, Inc.                    Delaware                      100
               Spectra Precision, Inc.                           Delaware                      100
                  Spectra Precision USA, Inc.                    Delaware                      100
                  Spectra Precision Software, Inc.               Georgia                       100
                  Spectra Precision B.V.B.A.                     Belgium                       100
                  Spectra Precision K.K.                         Japan                         100
                  Spectra Precision Ltd.                         England                       100
                  Spectra Precision Pty. Ltd.                    Australia                     100
                  SPHM, Inc.                                     Delaware                      100
                      Spectra Precision de Mexico S.A. De C.V.   Mexico                        100
                  SPSE Inc.                                      Delaware                      100
               Pharos Holdings, Inc.                             Delaware                      100
                  BLH Electronics, Inc.                          Delaware                      100
                      Pharos de Costa Rica S.A.                  Costa Rica                    100
                  Automatic Power, Inc.                          Delaware                      100
                  Spectra-Physics VisionTech, Inc.               Delaware                      100
               Pharos Tech, Inc.                                 Delaware                      100
               Spectra-Physics Lasers, Inc.                      Delaware                      80.4
                  Opto Power Corporation                         Delaware                      100
                  Spectra-Physics Laser Data Systems, Inc.       Delaware                      100
                  Spectra-Physics France S.A.                    France                        100
                  Spectra-Physics GmbH                           Germany                       100
                  Spectra-Physics K.K.                           Japan                         100
                  Spectra-Physics Lasers B.V.                    Netherlands                   100
                  Spectra-Physics Lasers Ltd.                    England                       100
               Spectra-Physics Foreign Sales Corp.               Barbados                      100
               Spectra-Physics Credit Corporation                Delaware                      100
               Spectra-Physics Canada Ltd.                       Canada                        100
           Spectra-Physics Holdings Plc                          England                       100
               AB Pharos Marine Ltd.                             England                       100
                  Pharos Marine Pte Ltd.                         Singapore                     100
               Automatic Power Ltd.                              England                       100
               Continental Satellite TV Ltd.                     England                       100
           Spectra-Physics Holdings S.A.                         France                        100
               Spectra Precision S.A.
               (additionally, 10% owned by Spectra Precision     France                         90
               AB)
               Nobel Electronique S.A.R.L.                       France                        100
           Spectra Precision Europe Holdings B.V.                Netherlands                   100
               Spectra Precision B.V.                            Netherlands                   100
               Spectra-Physics Holdings GmbH                     Germany                       100
                  ZSP Geodatische Systeme GmbH
                  (25% of total outstanding stock represents
                  100% of the voting stock)                      Germany                        25
                  Spectra Precision GmbH                         Germany                       100
                  BLH SR-4 Sensoren GmbH                         Germany                       100
                  Spectra Precision Kaiserslautern GmbH          Germany                       100
               Spectra-Physics S.R.L.                            Italy                         100
           Spectra Precision AB                                  Sweden                        100
               Spectra Precision Scandinavia AB                  Sweden                        100
               Spectra Precision of Canada Ltd.                  Canada                        100
               Spectra Precision Handelsges, mbH                 Austria                       100
               Geotronics S.A.                                   Spain                         100
               Spectra Precision S.A.                            France                        100
           Nobel Elektronik AB                                   Sweden                        100
               Nobel Elektroniikka Oy AB                         Finland                       100
               Nobel Elektronikk A/S                             Norway                        100
               AB Givareteknik                                   Sweden                        100
               Nobel Systems Ltd.                                England                       100
           AB Pharos Marine                                      Sweden                        100
           Pharos AB                                             Sweden                        100
           Spectra-Physics Industri AB                           Sweden                        100
               Permanova Lasersystem AB                          Sweden                        100
               Chemtronics AB                                    Sweden                        100
           Spectra-Physics Vision Tech Oy                        Finland                       100
           Spectra-Physics Vision Tech KK                        Japan                         100
           Spectra Precision (Asia) Pte. Ltd.                    Singapore                     100
    Quest-Finnigan Holdings Inc.                                 Virginia                      100
    Quest-TSP Holdings Inc.                                      Delaware                      100
        ThermoQuest Corporation                                  Delaware                     90.32
        (43.9% of which shares are owned
        directly by Quest-Finnigan Holdings Inc.)
        (additionally, 0.32% of the shares are owned directly
        by Thermo Electron Corporation)
           Denley Instruments Limited                            England                       100
           E-C Apparatus Limited                                 England                       100
           Finnigan FT/MS Inc.                                   Delaware                      100
           Finnigan Corporation                                  Delaware                      100
               Finnigan Instruments, Inc.                        New York                      100
               Finnigan International Sales, Inc.                California                    100
               Finnigan MAT China, Inc.                          California                    100
               Finnigan MAT (Delaware), Inc.                     Delaware                      100
               Finnigan MAT Instruments, Inc.                    Nevada                        100
               Finnigan MAT International Sales, Inc.            California                    100
               Finnigan MAT (Nevada), Inc.                       Nevada                        100
                  Finnigan MAT GmbH                              Germany                       100
                      ThermoQuest Analytische Systeme GmbH       Germany                       100
                  Finnigan MAT S.R.L.                            Italy                         100
                      Thermo Separation Products S.R.L.          Italy                         100
                  Masslab Limited                                England                       100
                      H.D. Technologies Limited                  England                       100
                  Thermo Instruments Australia Pty. Limited      Australia                     100
                  ThermoQuest Ltd.                               England                       100
               Finnigan Properties, Inc.                         California                    100
           Forma Scientific, Inc.                                Delaware                      100
               International Equipment Company                   Delaware                      100
                  International Equipment Company Limited        England                       100
               Savant Instruments, Inc.                          New York                      100
           Forma Scientific Limited                              England                       100
           Hypersil Inc.                                         Delaware                      100
           Hypersil Limited                                      England                       100
               Hypersil S.A.                                     France                        100
           Life Sciences International (Hong Kong) Limited       Hong Kong                     100
           Life Sciences (Europe) Limited                        England                       100
               Life Sciences International (UK) Limited          England                       100
                  Kenbury Limited                                England                       100
           Savant Instruments Limited                            England                       100
           TMQ SEG (Hong Kong) Limited                           Hong Kong                     100
           ThermoQuest B.V.                                      Netherlands                   100
               Thermo Separation Products B.V. B.A.              Belgium                       100
           ThermoQuest France S.A.                               France                        100
               Finnigan Automass S.A.                            France                        100
               Thermo Separation Products S.A.                   France                        100
           ThermoQuest Italia S.p.A.                             Italy                         100
           ThermoQuest Spain S.A.                                Spain                         100
           ThermoQuest Wissenschaftliche Gerate GmbH             Austria                       100
           Thermo Separation Products AG                         Switzerland                   100
           Thermo Separation Products Inc.                       Delaware                      100
           ThermoQuest K.K.                                      Japan                         100
           Thru-Put Systems, Inc.                                Florida                       100
    RealFlex Systems Inc.                                        Texas                         100
    SID Instruments Inc.                                         Delaware                      100
        FI S.A.                                                  France                        100
        Fisons Instruments BV                                    Netherlands                   100
        Fisons Instruments NV                                    Belgium                       100
        Fisons Instruments K.K.                                  Japan                         100
        NK Instruments Inc.                                      Delaware                      100
        Thermo Capillary Electrophoresis Inc.                    Delaware                      100
        Thermo Haake Ltd.                                        England                       100
        Thermo Haake (U.K.) Limited                              England                       100
        Thermo Instrumentos Cientificos S.A.                     Spain                         100
    Thermo BioAnalysis Corporation                               Delaware                     67.22
    (4.1% of which shares are owned directly by
    Quest-TSP Holdings Inc. and 1.8% of which shares
    are owned directly by Quest-Finnigan Holdings Inc.
    Additionally, 20.80% of the shares are owned directly by
    Thermo Electron Corporation)
        BioStar, Inc.                                            Delaware                      100
        Data Medical Associates, Inc.                            Texas                         100
           DMA Latinoamericana S.A. de C.V.                      Mexico                         50
        Labsystems (SEA) Pte. Ltd.                               Singapore                     100
        Fastighets AB Skrubba                                    Sweden                        100
        Dynex Technologies spol. s.r.o.                          Czech Republic                100
        DYNEX Technologies (Asia) Inc.                           Delaware                      100
        DYNEX Technologies Inc.                                  Virginia                      100
           DYNEX Technologies GmbH                               Germany                       100
        Hybaid Limited                                           England                       100
           Hybaid BV                                             Netherlands                   100
        Thermo Labsystems B.V.                                   Netherlands                   100
        Labsystems Inc.                                          Delaware                      100
        Thermo BioAnalysis Japan K.K.                            Japan                         100
        Labsystems OY                                            Finland                       100
           Biosystems OY                                         Finland                       100
               Konelab OY                                        Finland                       100
                  AO Analytical Systems                          Russian Fed.                  100
           Labsystems (Hong Kong) Limited                        Hong Kong                      99
           Labsystems BTD                                        China                          67
           Labsystems LHD                                        China                          90
           Labsystems Lenpipette                                 Russia                         95
           Labsystems Pakistan (Private) Ltd                     Pakistan                     33.50
        Labsystems Sweden AB                                     Sweden                        100
        Labsystems (UK) Limited                                  England                       100
        Life Sciences International SNC                          France                        100
           Shandon France SA                                     France                        100
        Shandon Scientific Limited                               England                       100
           Anglia Scientific Instruments Limited                 England                       100
           Shandon Southern Instruments Limited                  England                       100
           Life Sciences International (Benelux) B.V.            Netherlands                   100
        Shandon Inc.                                             Pennsylvania                  100
           E-C Apparatus Corporation                             Florida                       100
           Whale Scientific Corporation                          Colorado                      100
           ALKO Diagnostic Corporation                           Massachusetts                 100
        TBA Nucleonics Holding Corporation                       Delaware                      100
        TBA Securities Corporation                               Massachusetts                 100
        Shandon GmbH                                             Germany                       100
        Thermo BioAnalysis GmbH                                  Germany                       100
           Hybaid GmbH                                           Germany                       100
               Angewandte Gentechnologie Systems GmbH            Germany                       100
               Interactiva Biotechnologie GmbH                   Germany                       100
           Labsystems GmbH                                       Germany                       100
           Thermo LabSystems Vertriebs GmbH                      Germany                       100
        Thermo BioAnalysis (Guernsey) Ltd.                       Channel Islands               100
        Thermo BioAnalysis Holdings, Limited                     England                       100
           Thermo Fast U.K. Limited                              England                       100
           Dynex Technologies Limited                            England                       100
           Thermo BioAnalysis Limited                            England                       100
           Thermo LabSystems Limited                             England                       100
        Thermo BioAnalysis S.A.                                  France                        100
           Thermo LabSystems S.A.R.L.                            France                        100
           Labsystems S.A.R.L.                                   France                        100
        Thermo LabSystems (Australia) Pty Limited                Australia                     100
        Thermo LabSystems Inc.                                   Massachusetts                 100
        BioAnalysis Labsystems, S.A.                              Spain                        100
        Trace Scientific Limited                                 Australia                     100
           Trace BioSciences Pty. Ltd.                           Australia                     100
           Trace BioSciences NZ Limited                          New Zealand                    99
           Trace America, Inc.                                   Florida                       100
           Herbos Dijaganosticka                                 Croatia                        50
           Shanghai Long March Chiron Trace Medical Science
           Co.        Ltd.                                       China                          22
    Thermo Environmental Instruments Inc.                        California                    100
        Andersen Instruments Inc.                                Delaware                      100
           Andersen Instruments Limited                          England                       100
           ESM Andersen Instruments GmbH                         Germany                       100
        MIE Corporation                                          Massachusetts                 100
    Thermo Instruments do Brasil Ltda.
    (1% of which shares are owned directly
    by Thermo Jarrell Ash Corporation)                           Brazil                        100
    Van Hengel Holding B.V.                                      Netherlands                   100
        Thermo Instrument Systems B.V.                           Netherlands                   100
           Euroglas B.V.                                         Netherlands                   100
           Mesure de Traces S.A.                                 Netherlands                   100
           ThIS Automation B.V.                                  Netherlands                   100
           This Analytical B.V.                                  Netherlands                   100
           This Gas Analysis B.V.                                Netherlands
           This Lab Systems B.V.                                 Netherlands                   100
           This Scientific B.V.                                  Netherlands                   100
        Thermo Instruments GmbH                                  Germany                       100
        Thermo Jarrell Ash, S.A.                                 Spain                         100
    Thermo Vision Corporation                                    Delaware                     97.10
    (additionally, 2.90% of the shares are owned
    directly by Thermo Electron Corporation)
        CID Technologies Inc.                                    New York                      100
        Centro Vision Inc.                                       Delaware                      100
        Hilger Crystals Limited                                  England                       100
        Laser Science, Inc.                                      Delaware                      100
        Oriel Instruments Corporation                            Delaware                      100
        Thermo Vision Opticon Corporation                        Delaware                      100


 * Joint Venture/Partnership